EXHIBIT-99.B19(c)

                                POWER OF ATTORNEY

     The undersigned, as a Trustee of Merrimac Series (the "Feeder Trust"), hereby constitutes and appoints Susan C. Mosher, George A. Rio and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Feeder Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1998, in Nashua, New Hampshire.



                              /s/ Kevin J. Sheehan
                              --------------------
                              Kevin J. Sheehan

                                POWER OF ATTORNEY

     The undersigned, as a Trustee of Merrimac Series (the "Feeder Trust"), hereby constitutes and appoints Susan C. Mosher, George A. Rio and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Feeder Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1998, in Nashua, New Hampshire.



                              /s/ Thomas E. Sinton
                              ------------------------
                              Thomas E. Sinton

                                POWER OF ATTORNEY

     The undersigned, as a Trustee of Merrimac Series (the "Feeder Trust"), hereby constitutes and appoints Susan C. Mosher, George A. Rio and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Feeder Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1998, in Nashua, New Hampshire.



                              /s/ Francis J. Gaul, Jr.
                              ------------------------
                              Francis J. Gaul, Jr.

                                POWER OF ATTORNEY


     The undersigned, as a Trustee of Merrimac Series (the "Feeder Trust"), hereby constitutes and appoints Susan C. Mosher, George A. Rio and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Feeder Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of May, 1998, in Nashua, New Hampshire.



                              /s/ Edward F. Hines, Jr.
                              ------------------------
                              Edward F. Hines, Jr.